NASDAQ:FWRD www.ForwardAirCorp.com Investor Presentation

Today’s presentation and discussion will contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “intends,” “estimates,” or similar expressions are intended to identify these forward-looking statements. These statements, which include statements regarding our competitive advantages, synergies, and scalable platform, and future technology investments are based on Forward Air’s current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements. For further information, please refer to Forward Air’s reports and filings with the Securities and Exchange Commission. To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we have included the following non- GAAP financial information in this presentation: adjusted EBITDA, adjusted EBITDA margin, adjusted operating margin and adjusted EPS. The reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP can be found in the Appendix to this presentation. Because these non-GAAP financial measures exclude certain items as described herein, they may not be indicative of the results that the Company expects to recognize for future periods. As a result, these non-GAAP financial measures should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. 2 Forward Looking Statements Disclosure

3 Asset-Light Freight & Logistics Company EXPEDITED LTL • Comprehensive national network • Provides expedited regional, inter-regional and national LTL services • Offers local pick-up and delivery, warehousing and other services • Terminal network located at or near airports in the US and Canada TRUCKLOAD PREMIUM SERVICES • Expedited Truckload brokerage • Dedicated fleet services • Maximum security and temperature- controlled logistics services • Long-haul, regional and local services INTERMODAL • High value intermodal container drayage • Warehousing and other value-added services • Regional linehaul • Growing footprint POOL DISTRIBUTION • Customized consolidation, final-mile handling and distribution of time-sensitive products • DC bypass, flow through, direct to store and reverse logistics services • 28 terminal network

4 Key Attributes  Deliver premium solutions: expedited, time-definite, service-sensitive  Most comprehensive provider of wholesale transportation services in North America, serving Freight Forwarders, Airlines, 3PLs, etc.  Provide our customers with safe, superior service  Operate an asset-light model utilizing independent owner-operators  Expanding into new areas organically and through acquisitions  Leading technology lowers operating cost & improves customer service  Superior service & operating flexibility regardless of economic cycle

5 Revenue & Operating Income Mix *Adjusted to exclude impairment charge LTL 57%TLS 17% Pool 15% IM 11% Revenue: LTM LTL 78% TLS* 7% Pool 5% IM 10% Op rating Income: LTM

6 Expedited LTL Highlights • Nationwide time-definite service, serving 8,100 lane segments and 90 cities each business day • Pick-up and delivery by zip code and/or zone covering 96% of continental US zip codes • Offer a variety of freight management services (warehousing, dedicated final mile, etc.) Expedited LTL LTM Revenue $ 577 M Operating Income $ 85 M EBITDA $ 106 M Lbs per Week 46.5 M Shipments per Week 74.1 K Lbs per Shipment 628 Lbs Owner-Operators 965 Trailers 4,258

7 Expedited LTL Network

8 Truckload Premium Services Highlights • High level of service allows for premium rate per mile • Competitive advantage having dedicated owner-operator capacity • Quality third party transportation providers allow for flexible capacity • Beneficial synergies through cross-utilization with Expedited LTL fleet *Adjusted to exclude impairment charge Truckload Premium Services LTM Revenue $ 167 M Operating Income* $ 7 M EBITDA* $ 13 M Total Miles 91.4 M Qualified 3rd Party Carriers 4,460 Dedicated Owner-Operators 326 Company Tractors 83 Reefer Trailers 1,303

9 Intermodal Highlights • Branded as CST (Central States Trucking) • 20 terminals serving Midwest, Southeast and Southwest regions* • Service partnership with 20 of the top 100 importers • Scalable platform for future growth Intermodal LTM Revenue $ 107 M Operating Income $ 11 M EBITDA $ 15 M Owner-Operators 380 Company Tractors 114 Chassis & Trailers 100 *Includes the addition of 6 terminals from the Atlantic acquisition

10 Pool Distribution Highlights • Branded as Forward Air Solutions • Terminal and service locations in 28 states • Leverages core competencies of Expedited LTL business • Current customer base is primarily specialty retail; pursuing customers in other verticals Pool Distribution LTM Revenue $ 153 M Operating Income $ 5 M EBITDA $ 11 M Owner-Operators 226 Company Straight Trucks 218 Company Tractors 94

11 Technology • Advanced technology is a cornerstone of every Forward Air business operation • Our technology priorities include: ‒ End-to-end customer visibility to every shipment we handle in every business unit ‒ Secure real-time transactions with customers and service providers using APIs and EDI ‒ Web-based technologies and mobile applications for customers, drivers and service providers • Forward Air is committed to making long-term, on-going investments in technology to provide high level service and security

Financial Overview

13 Financial Overview • Goal to deliver superior returns to shareholders through profitable organic growth and disciplined acquisitions • Commitment to return capital to shareholders through dividends and share repurchases ‒ Recently increased dividend by 25% *Adjusted to exclude Towne integration & deal costs (2015) †Adjusted to exclude CST acquisition costs (2014), Towne integration & deal costs (2015), technology related permanent tax deductions (2015), and TQI impairment charge (2016) ‡ROIC is calculated as Non Operating Profit After Tax (adjusted for the amortization of intangibles) divided by Operating Invested Capital LTM 2016 2015 Gross Revenue * $ 1,000 M $ 983 M $ 959 M Adjusted Operating Income † $ 104 M $ 102 M $ 106 M Adjusted Operating Margin † 10.4% 10.4% 11.1% Adjusted EPS † $ 2.13 $ 2.08 $ 2.07 Adjusted EBITDA † $ 143 M $ 141 M $ 143 M Adjusted EBITDA Margin† 14.3% 14.3% 14.9% ROIC (w/o Goodwill & Intang.)‡ 24.9% 24.5% 25.6% ROIC (w/Goodwill & Intang.) ‡ 12.4% 12.2% 11.9% Capital to Shareholders $ 56 M $ 56 M $ 35 M Debt / Adjusted EBITDA † 0.2 x 0.2 x 0.6 x

14 Revenue & Earnings History Revenue (CAGR = 13%) EBITDA (CAGR = 11%) EPS (CAGR = 11%) *Adjusted to exclude CST acquisition costs (2014), Towne integration & deal costs (2015), technology related permanent tax deductions (2015), and impairment charge (2016) $484 $536 $584 $653 $781 $959 $983 $1,000 $0 $200 $400 $600 $800 $1,000 $1,200 10 11 12 13 14 15 16 LTM * $74 $98 $105 $108 $128 $143 $141 $143 $0 $20 $40 $60 $80 $100 $120 $140 $160 0 1 2 13 14 15 16 LTM * * * * $1.10 $1.60 $1.78 $1.77 $1.98 $2.07 $2.08 $2.13 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 10 11 12 13 14 15 16 LTM * * * *

15 Strong Cash Flow Generation $14 $20 $20 $34 $38 $39 $40 $40 $54 $77 $69 $91 $92 $86 $130 $130 $0 $20 $40 $60 $80 $100 $120 $140 2010 2011 2012 2013 2014 2015 2016 LTM ($ in mi llio ns ) Net Capex Cash Flow From Operations

16 Value Proposition  Sustainable Revenue Growth  Flexible Asset-Light Model  Solid Capital Returns  Proven Operating Leverage  Strong Balance Sheet

Appendix

GAAP vs. Non GAAP Reconciliation

GAAP Revenue Reconciliation	LTM	Q1 2017	2016	Q4 2016	Q3 2016	Q2 2016	Q1 2016	2015	2014
GAAP Revenue	1,000.0	247.0	982.5	264.8	249.6	238.6	229.5	959.1	781.0
Towne Integration	0.0	-	-	-	-	-	-	0.6	-
Non GAAP Revenue	**1,000.0**	**247.0**	**982.5**	**264.8**	**249.6**	**238.6**	**229.5**	**958.5**	**781.0**

GAAP Financials	LTM	Q1 2017	2016	Q4 2016	Q3 2016	Q2 2016	Q1 2016	2015	2014
Operating Income	61.8	23.2	60.0	28.2	24.7	(14.3)	21.4	81.8	96.4
Operating Margin	6.2%	9.4%	6.1%	10.7%	9.9%	-6.0%	9.3%	8.5%	12.3%
Net Interest & Other Expense	(1.6)	(0.3)	(1.6)	(0.2)	(0.2)	(0.6)	(0.6)	(2.1)	(0.3)
Income Taxes	30.7	8.6	30.7	15.3	12.6	(4.8)	7.7	24.1	34.9
Net Income (Loss)	29.5	14.2	27.7	12.7	11.9	(10.1)	13.1	55.6	61.2
Fully Diluted Share Count	30,293	30,106	30,444	30,258	30,355	30,451	30,625	31,040	31,072
Two Class	(0.5)	(0.1)	(0.5)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.4)
Fully Diluted EPS	0.94	0.47	0.90	0.42	0.39	(0.33)	0.43	1.78	1.96

Non GAAP Adjustments	LTM	Q1 2017	2016	Q4 2016	Q3 2016	Q2 2016	Q1 2016	2015	2014
Operating Income	(42.4)	-	(42.4)	-	-	(42.4)	-	(24.3)	(0.9)
Net Interest & Other Expense	0.0	-	-	-	-	-	-	(0.4)	-
Income Taxes	(6.4)	-	(6.4)	5.0	3.6	(15.0)	-	(15.7)	(0.3)
Net Income (Loss)	(36.0)	-	(36.0)	(5.0)	(3.6)	(27.4)	-	(9.0)	(0.6)
Fully Diluted Share Count	30,422	30,106	30,444	30,258	30,355	30,451	30,625	31,040	31,072
Fully Diluted EPS	(1.18)	-	(1.18)	(0.16)	(0.12)	(0.90)	0.00	(0.29)	(0.02)

Non GAAP Financials	LTM	Q1 2017	2016	Q4 2016	Q3 2016	Q2 2016	Q1 2016	2015	2014
Operating Income	**104.2**	**23.2**	**102.4**	**28.2**	**24.7**	**28.1**	**21.4**	**106.1**	**97.3**
Operating Margin	**10.4%**	**9.4%**	**10.4%**	**10.7%**	**9.9%**	**11.8%**	**9.3%**	**11.1%**	**12.5%**
Net Interest & Other Expense	(1.6)	(0.3)	(1.6)	(0.2)	(0.2)	(0.6)	(0.6)	(1.7)	(0.3)
Income Taxes	37.2	8.6	37.1	10.3	9.0	10.2	7.7	39.8	35.2
Net Income (Loss)	**65.4**	**14.2**	**63.7**	**17.7**	**15.5**	**17.3**	**13.1**	**64.6**	**61.8**
Fully Diluted Share Count	30,422	30,106	30,444	30,258	30,355	30,451	30,625	31,040	31,072
Two class	(0.5)	(0.1)	(0.5)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.4)
Fully Diluted EPS	**2.13**	**0.47**	**2.08**	**0.58**	**0.51**	**0.57**	**0.43**	**2.07**	**1.98**

Operating Income	104.2	23.2	102.4	28.2	24.7	28.1	21.4	106.1	97.3
(+) Depreciation & Amortization	38.6	10.0	38.2	9.8	9.4	9.3	9.7	37.1	31.1
EBITDA	**142.8**	**33.2**	**140.6**	**38.0**	**34.1**	**37.4**	**31.1**	**143.2**	**128.4**
EBITDA Margin	**14.3%**	**13.5%**	**14.3%**	**14.4%**	**13.7%**	**15.7%**	**13.5%**	**14.9%**	**16.4%**

Non GAAP Adjustments include CST acquisition costs (2014), Towne integration & deal costs (2015), technology related permanent tax deductions (2015), and impairment charge (2016)

18

19 Segment EBITDA Reconciliation Non GAAP Adjustments include impairment charge Expedited LTL LTM Q1 2017 2016 Q4 2016 Q3 2016 Q2 2016 Q1 2016 GAAP Operating Income 84.8 18.4 83.5 20.5 21.0 24.9 17.1 (+) Non GAAP Operating Income Adjustments - - - - - - - (+) Depreciation & Amortization 21.5 5.1 21.9 5.6 5.5 5.3 5.5 = EBITDA 106.3 23.5 105.4 26.1 26.5 30.2 22.6 Truckload Premium Services LTM Q1 2017 2016 Q4 2016 Q3 2016 Q2 2016 Q1 2016 GAAP Operating Income (35.3) 1.7 (35.4) 1.3 2.0 (40.3) 1.6 (+) Non GAAP Operating Income Adjustments 42.4 - 42.4 - - 42.4 - (+) Depreciation & Amortization 6.1 1.5 6.4 1.5 1.5 1.7 1.7 = EBITDA 13.3 3.2 13.5 2.8 3.5 3.9 3.3 Intermodal LTM Q1 2017 2016 Q4 2016 Q3 2016 Q2 2016 Q1 2016 GAAP Operating Income 11.2 2.6 11.0 2.8 3.0 2.8 2.4 (+) Non GAAP Operating Income Adjustments - - - - - - - (+) Depreciation & Amortization 4.1 1.1 3.9 1.1 1.0 0.9 0.9 = EBITDA 15.3 3.7 14.8 3.9 4.0 3.6 3.3 Pool Distribution LTM Q1 2017 2016 Q4 2016 Q3 2016 Q2 2016 Q1 2016 GAAP Operating Income 4.9 1.4 3.6 3.8 0.1 (0.4) 0.1 (+) Non GAAP Operating Income Adjustments - - - - - - - (+) Depreciation & Amortization 6.2 1.8 6.0 1.5 1.5 1.5 1.5 = EBITDA 11.1 3.1 9.6 5.4 1.5 1.1 1.6

Thank You For Your Time Investor Relations Contact: Mike Morris, CFO & Treasurer mmorris@forwardair.com (404) 362-8933